UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
Civil No. 2:11-cv-02016-EFM-JPO
v.

NIC INC., JEFFERY S. FRASER,
HARRY H. HERINGTON, and ERIC J. BUR

Defendants.

FINAL JUDGMENT

The Securities and Exchange Commission having filed a Complaint and Defendants NIC, Inc. ("NIC"), Jeffery S. Fraser ("Fraser"), Harry H. Herington ("Herington"), and Eric J. Bur ("Bur"), having entered general appearances; consented to the Court's jurisdiction over Defendants and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant Fraser and, his agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:

(a)	to employ any device, scheme, or artifice to defraud;
(b)
to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

(c)	to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

II.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Fraser and his agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the "Securities Act") [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a)	to employ any device, scheme or artifice to defraud;
(b)
to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(c)	to engage in any transaction, practice or course of business that operates or would operate as a fraud or deceit upon the purchaser.

III.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants NIC and Herington and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Sections 17(a)(2) and 17(a)(3) of the Securities Act [15 U.S.C. § 77q(a)(2) and 77(q)(a)(3)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:

(a)
to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

(b)	to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

IV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants NIC and Fraser and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 14(a) of the Exchange Act [15 U.S.C. § 78n(a)] and Rules 14a-3 and 14a-9 [17 C.F.R. §§ 240.14a-3 and 240.14a-9] promulgated thereunder, by soliciting proxies without furnishing each person solicited, a proxy statement containing the information specified by the proxy rules and using proxy statements containing statements which, at the time and in the light of the circumstances under which it is made, are false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

V.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants Herington and Bur and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from aiding and abetting any violation of Section 14(a) of the Exchange Act [15 U.S.C. § 78n(a)] and Rules 14a-3 and 14a-9 [17 C.F.R. §§ 240.14a-3 and 240.14a-9] promulgated thereunder by knowingly providing substantial assistance in soliciting proxies without furnishing each person solicited, a proxy statement containing the information specified by the proxy rules and using proxy statements containing statements which, at the time and in the light of the circumstances under which it is made, are false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

VI.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Exchange Act Rules 12b-20, 13a-1, and 13a-11 promulgated thereunder [17 C.F.R. §§ 240.12b-20, 240.213a-1, and 240.213a-11] by failing to file factually accurate annual reports on Form 10-K and current reports on Form 8-K or by failing to include such further information as may be necessary to make required statements, in light of the circumstances under which they are made, not misleading.

VII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants Fraser, Herington, and Bur, and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from aiding and abetting any violation of Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] or Exchange Act Rules 12b-20 and 13a-1 promulgated thereunder [17 C.F.R. §§ 240.12b-20, 240.213a-1] by knowingly providing substantial assistance to an issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. §781] or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)], that files annual reports that are inaccurate or that fail to contain material information necessary to make required statements, in light of the circumstances under which they are made, not misleading.

VIII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants Fraser and Bur and their and his agents, servants, employees, attorneys and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Exchange Act Rule 13a-14 [17 C.F.R. § 240.13a-14], directly or indirectly, by falsely signing personal certifications indicating that they have reviewed periodic reports containing financial statements that an issuer filed with the Commission pursuant to Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and that, among other things, based on their knowledge,

(a)
these reports do not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

(b)	they have designed, evaluated the effectiveness of, and presented in the report their conclusions about the effectiveness of, the issuer's internal controls; and
(c)
they have disclosed to the issuer's auditors and the audit committee of the board of directors any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

IX.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC and its agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(2)(A) and Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. §§ 78m(b)(2)(A) and 78m(b)(2)(B)] by failing (A) to make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of its assets, and (B) to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that:

(a)	transactions are executed in accordance with management's general or specific authorization;
(b)
transactions are recorded as necessary: (i) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (ii) to maintain accountability for assets;

(c)	access to assets is permitted only in accordance with management's general or specific authorization; and
(d)	the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

X.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants Fraser and Bur and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from aiding and abetting any violation of Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. § 78m(b)(2)(A)] by knowingly providing substantial assistance to an issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. §781], or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)], in failing to make and keep books, records, and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions the assets of the issuer.

XI.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Defendants Fraser and Bur and their agents, servants, employees, attorneys and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from aiding and abetting any violation of Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. § 78m(b)(2)(B)] by knowingly providing substantial assistance to an issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. §781], or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)], in failing to devise and maintain a system of internal accounting controls sufficient to provide reasonable assurances that:

(a)	transactions are executed in accordance with management's general or specific authorization;
(b)
transactions are recorded as necessary: (i) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and (ii) to maintain accountability for assets;
(c)	access to assets is permitted only in accordance with management's general or specific authorization; and
(d)	the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

XII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants Fraser and Herington and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 13(b)(5) of the Exchange Act [15 U.S.C. § 78m(b)(5)] by knowingly circumventing or knowingly failing to implement a system of internal accounting controls or knowingly falsifying any book, record, or account as described in Section 13(b)(2) of the Exchange Act [15 U.S.C. § 78m(b)(2)].

XIII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendants Fraser and Bur and their agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Rule 13b2-1 of the Exchange Act [17 C.F.R.§240.13b2-1] by falsifying, or causing to be falsified, any book, record or account subject to Section 13(b)(2)(A) of the Exchange Act [15 U.S.C. §

 78m(b)(2)(A)].

XIV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Fraser and his agents, servants, employees, attorneys, and all persons in active concert or participation with him who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Exchange Act Rule 13b2-2 [17 C.F.R. § 240.13b2-2] by, directly or indirectly:

(a)
making or causing to be made a materially false or misleading statement, or omitting to state or causing another person to omit to state any material fact necessary in order to make such statement true, in light of the circumstances under which such statements were made, not misleading, to an accountant in connection with the following: (i) any audit, review or examination of the financial statements of an issuer, or (ii) in the preparation or filing of any document or report required to be filed with the Commission; or

(b)
taking action, or directing another to take action, to coerce, manipulate, mislead, or fraudulently influence any independent public or certified public accountant engaged in the performance of an audit or review of an issuer's financial statements required to be filed with the Commission, while knowing or while it should have been known that such action, if successful, could result in rendering the issuer's financial statements materially misleading.

XV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that, pursuant to Section 21(d)(2) of the Exchange Act [15 U.S.C. § 78u(d)(2)] and Section 20(e) of the Securities Act [15 U.S.C. § 77t(e)], Defendant Fraser is prohibited from acting as an officer or director of any issuer that has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. § 781] or that is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. § 78o(d)].

XVI.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant Fraser is liable for disgorgement of $1,184,246, (which will be offset by Fraser's prior payment to NIC of $172,547) representing profits gained as a result of the conduct alleged in the Complaint, together with prejudgment interest thereon in the amount of $358,844; and a civil penalty in the amount of $500,000, pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)]. Fraser shall satisfy this obligation by paying $1,870,543, within 14 days after entry of this Final Judgment by certified check, bank cashier's check, or United States postal money order payable to the Securities and Exchange Commission. The payment shall be delivered or mailed to the Office of Financial Management, Securities and Exchange Commission, Operations Center, 6432 General Green Way, Mail Stop 0-3, Alexandria, Virginia 22312, and shall be accompanied by a letter identifying Fraser as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendant Fraser shall simultaneously transmit photocopies of such payments and letters to the Commission's counsel in this action. Defendant Fraser shall pay post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961. The Commission shall remit the funds paid pursuant to this paragraph to the United States Treasury.

XVII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that pursuant to Section 20(d) of the Securities Act [15 U.S.C. § 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)], Defendant NIC shall pay a civil penalty in the amount of $500,000 and Defendant Herington shall pay a civil penalty in the amount of $200,000; and that pursuant to Section 21(d)(3) of the Exchange Act [15 U.S.C. § 78u(d)(3)], Defendant Bur shall pay a civil penalty in the amount of $75,000. Defendants NIC, Herington, and Bur shall make these payments within 14 days after entry of the this Final Judgment by certified check, bank cashier's check, or United States postal money order payable to the Securities and Exchange Commission. The payments shall be delivered or mailed to the Office of Financial Management, Securities and Exchange Commission, Operations Center, 6432 General Green Way, Mail Stop 0-3, Alexandria, Virginia 22312, and shall be accompanied by a letter identifying the Defendant by name; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment. Defendants NIC, Herington, and Bur shall simultaneously transmit photocopies of such payments and letters to the Commission's counsel in this action. Defendants NIC, Herington, and Bur shall pay post-judgment interest on any delinquent amounts pursuant to 28 USC § 1961. The Commission shall remit the funds paid pursuant to this paragraph to the United States Treasury.

XVIII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consents of NIC, Fraser, Herington, and Bur are incorporated herein with the same force and effect as if fully set forth herein, and that Defendants NIC, Fraser, Herington, and Bur shall comply with all of the undertakings and agreements set forth therein.

XIX.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC shall retain an independent consultant (the "Independent Consultant") not unacceptable to the staff of the Securities and Exchange Commission ("Commission") in accordance with Section XXVI. of this Final Judgment, to conduct a comprehensive review of Defendant NIC's policies, procedures, controls, and training relating to payment of expenses, handling of whistleblower complaints, and related party transactions, and to recommend, if and where appropriate, policies, procedures, controls, and training reasonably designed to ensure:

(a)	Defendant NIC's compliance with Item 402 of Regulation S-K requiring, among other things, the disclosure of perquisites as executive compensation;
(b)	Corporate credit cards are used in compliance with Defendant NIC's policies and applicable laws;
(c)
Defendant NIC is properly characterizing and classifying the true nature of director, executive, and employee expenses in its books and records, and is classifying and recording expenses in accordance with GAAP;

(d)	Defendant NIC's related party transactions disclosures are complete, not misleading, and in accordance with Item 404 of Regulation S-K and FASB ASC

Topic 850, Related Party Disclosures; and
(e)	The proper solicitation, handling, and investigation of whistleblower complaints including preventing retaliation against complainants.

XX.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC shall cooperate fully with the Independent Consultant and shall provide the Independent Consultant with access to its files, books, records, and personnel as reasonably requested for the review, provided, however, that Defendant NIC does not intend to waive the protection of the attorney work product doctrine, attorney-client privilege, or any other applicable privilege, as to third parties. The Independent Consultant's costs, including compensation and expenses, shall be borne exclusively by Defendant NIC.

XXI.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC shall require the Independent Consultant to complete its review and submit a report (the "Report") simultaneously to Defendant NIC and the staff of the Commission no more than three months after the Independent Consultant is retained. The Report shall include a description of the review performed, the conclusions reached, and the Independent Consultant's recommendations, if any, concerning Defendant NIC's policies, procedures, controls, and training.

XXII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC shall adopt and implement all recommendations contained in the Report within three months of the issuance of the Report, provided, however, that within one month of its receipt of the Report,

Defendant NIC shall in writing advise the Independent Consultant and the staff of the Commission of any recommendation that: (i) NIC considers to be unreasonable or unduly burdensome; and/or (ii) NIC (with the concurrence of its independent auditor) believes would violate GAAP or other applicable financial reporting requirements. With respect to any recommendation for which Defendant NIC has advised the Independent Consultant and the staff of the Commission in writing of such an objection, Defendant NIC need not adopt that recommendation at that time, but shall describe the basis for its objection and propose in writing an alternative policy, procedure, or system designed to achieve the same objective or purpose.

XXIII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that as to any recommendations of the Independent Consultant with respect to which Defendant NIC and the Independent Consultant do not agree, such parties shall attempt in good faith to reach an agreement within two months of Defendant NIC's receipt of the Report. In the event Defendant NIC and the Independent Consultant are unable to agree on an alternative proposal, Defendant NIC shall abide by the determinations of the Independent Consultant.

XXIV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC shall inform the staff of the Commission in writing within three months of the issuance of the Report that it has adopted and implemented any and all of the Independent Consultant's recommendations and shall set forth specifically any agreed upon alternatives.

XXV.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that one year after

Defendant NIC has adopted and implemented all of the Independent Consultant's recommendations and any agreed upon alternatives, Defendant NIC shall require the Independent Consultant to begin a follow-up review to confirm that: Defendant NIC has implemented the recommendations or agreed-upon alternatives; and Defendant NIC's policies, procedures, controls, and training are effective. Within sixteen months of Defendant NIC adopting and implementing all of the Independent Consultant's recommendations and any agreed upon alternatives, the Independent Consultant shall submit a supplemental report to Defendant NIC and the staff of the Commission setting forth the conclusions of its follow-up review and whether any further improvements should be implemented.

XXVI.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the terms of Defendant NIC's retention of the Independent Consultant shall include that:

(a)	Defendant NIC shall not have the authority to terminate the Independent Consultant without the prior written approval of the staff of the Commission;
(b)
Defendant NIC shall compensate the Independent Consultant, and persons engaged to assist the Independent Consultant, for services rendered pursuant to the Final Judgment at their reasonable and customary rates;

(c)
Defendant NIC shall not be in and shall not have an attorney-client relationship with the Independent Consultant and shall not seek to invoke the attorney-client or any other doctrine or privilege to prevent the Independent Consultant from transmitting any information, reports, or documents to the staff of the Commission;

(d)
the Independent Consultant (and all persons and firms retained to assist the Independent Consultant), shall preserve all notes taken and documents created or gathered, in performing his or her responsibilities, for a period of ten years, and provide copies of such notes and documents to the staff of the Commission upon request;

(e)
for the period of engagement and for a period of two years from completion of the engagement, the Independent Consultant shall not enter into any employment, consultant, attorney-client, auditing, or other professional relationship with Defendant NIC, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such; and

(f)
any firm with which the Independent Consultant is affiliated or of which the Independent Consultant is a member, and any person engaged to assist the Independent Consultant in performance of his or her duties shall not, without prior written consent of the staff of the Commission, enter into any employment, consultant, attorney-client, auditing, or other professional relationship with Defendant NIC, or any of its present or former affiliates, directors, officers, employees, or agents acting in their capacity as such for the period of the engagement and for a period of two years after the engagement.

XXVII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that within one month after the date of entry of the Final Judgment, Defendant NIC shall submit to the staff of the Commission a proposal setting forth the identity, qualifications, and proposed terms of retention of the Independent Consultant. The staff of the Commission, within one month of such notice, shall either: (i) deem Defendant NIC's choice of Independent Consultant and proposed terms of retention not unacceptable, or (ii) require Defendant NIC to propose an alternative Independent Consultant and/or revised proposed terms of retention within fifteen days. This process shall continue, as necessary, until the proposed Independent Consultant and proposed terms of retention are not unacceptable to the staff of the Commission. Within one month of the selection of the Independent Consultant, Defendant NIC shall retain the Independent Consultant.

XXVIII.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant NIC shall certify, in writing, compliance with the undertakings set forth above. The certification shall identify the undertakings, provide written evidence of compliance in the form of a narrative, and be supported by exhibits sufficient to demonstrate compliance The staff of the Commission may make requests for further evidence of compliance, and Defendant NIC agrees to provide such evidence. Defendant NIC shall submit the certification and supporting material to Lisa Deitch, Assistant Director, Division of Enforcement, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549, mail stop 5720-B, with a copy to the Office of Chief Counsel of the Division of Enforcement no later than one month from the date of the completion of all of the undertakings.

XXIX.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the staff of the Commission may extend any deadlines contained in Sections XIX. through XXVIII. of this Final Judgment for good cause shown.

XXX.

IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

XXXI.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.

Dated:                               ,

UNITED STATES DISTRICT JUDGE